SCUDDER INTERNATIONAL FUND, INC.

                           Scudder Latin America Fund
                           Classes A, B, C, S and AARP


Supplement to the currently effective Statements of Additional Information dated March 1, 2002.

The following  information amends the disclosure in the "Management of the Funds
- Investment Advisor" section:

For these services Scudder Latin America Fund (the "Fund") pays Deutsche Asset Management Americas Inc. (the "Advisor") an annual fee equal to 1.25% of the Fund's first $400 million of the Fund's average daily net assets and 1.15% of such assets above $400 million, payable monthly, provided the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.


June 7, 2002